Daniel S. Glaser President and Chief Executive Officer Marsh & McLennan Companies, Inc. 1166 Avenue of the Americas New York, New York 10036 212 345 4874 Fax 212 345 6676 dan.glaser@mmc.com www.mmc.com

Exhibit 10.2

September 14, 2017

Julio A. Portalatin
[Address]
[City, State Zip Code]

Subject:    Terms of Employment

Dear Julio:
This third amendment to the letter agreement, dated November 21, 2013, between you and Marsh & McLennan Companies, Inc., as amended by the first amendment dated June 6, 2014 and second amendment dated June 10, 2016 (collectively, the "Letter Agreement:), revises the terms and conditions of your employment as follows:

1.	Exhibit A to the Letter Agreement shall be deleted and replaced in its entirety with the attached Exhibit A.
The terms of this third amendment are effective as of July 12, 2017. Except as amended by this third amendment, the Letter Agreement will continue to govern your employment as the President and Chief Executive Officer of Mercer Consulting Group, Inc.
Please acknowledge your agreement with the terms of the Letter Agreement, as amended by this third amendment, by signing and dating this and the enclosed copy of this third amendment and returning it to me.

Sincerely,

/s/ Daniel S. Glaser
Daniel S. Glaser
President and Chief Executive Officer
Marsh & McLennan Companies, Inc.

Accepted and Agreed:

/s/ Julio A. Portalatin
(Signature)

9/19/17
(Date)

September 14, 2017
Julio A. Portalatin

Exhibit A

Board or Committee Memberships	• Board of Directors of DXC Technology • Hofstra University Board of Trustees
Annual Base Salary	$1,000,000, effective August 1, 2017
Annual Target Bonus Opportunity
Bonus awards are discretionary. Target bonus of $2,250,000 commencing with the 2017 performance year (awarded in 2018). Actual bonus may range from 0% - 200% of target, based on achievement of individual performance objectives, Mercer’s performance and/or Marsh & McLennan Companies’ performance as Marsh & McLennan Companies may establish from time to time.

Annual Target Long-Term Incentive Opportunity	Long-term incentive awards are discretionary. Target award of $2,500,000 (based on grant date fair value).